LVIP Money Market Fund Supplement Dated December 10, 2015 to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in the Summary Prospectus for the LVIP Money Market Fund (the “Fund”). You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Summary Prospectus for the Fund:

Effective April 1, 2016 the Fund will have a new sub-adviser.

BlackRock Advisors, LLC will replace Delaware Investments Fund Advisers as the Fund’s sub-adviser.

Effective May 1, 2016 the Fund will have a new name:

The name of the Fund will be LVIP Government Money Market Fund. All references to the Fund’s name are revised accordingly.

Effective April 14, 2016 the Fund will have a new investment objective, investment strategies, and risks.

The following replaces the information under Investment Objective on page 1:

The investment objective of the LVIP Government Money Market Fund (the “Fund”) is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).

The following replaces the information under Principal Investment Strategies on pages 1 and 2:

The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which includes U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash. The yield of the Fund is not directly tied to the federal funds rate. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The following risks replace the risks listed under Principal Risks on page 2:

•	Credit Risk (Money Market). Credit risk refers to the possibility that the issuer of a security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

•	Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

•	U.S. Government Agency Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

•	When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.

The following replaces Investment Adviser and Sub-Adviser on page 2:

Investment Adviser and Sub-Adviser

Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”)

Investment Sub-Adviser: BlackRock Advisors, LLC (“BlackRock”)